UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant [__]

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[__]	Preliminary Proxy Statement

[__]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[__]	Definitive Proxy Statement

[X]	Preliminary Additional Materials

[__]	Soliciting Material Pursuant to § 240.14a-12

Donaldson Company Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 18, 2011			B A R C O D E

Meeting Information
Meeting Type: Annual Meeting
DONALDSON COMPANY, INC.	For holders as of: September 22, 2011
Date: November 18, 2011 Time: 1:00 PM CST
	Location:	Donaldson Company, Inc. Campus West 2001 West 94th Street Minneapolis, Minnesota

DONALDSON COMPANY, INC.	You are receiving this communication because you hold shares in the above named company.
ATTN: NORMAN LINNELL
P.O. BOX 1299
MINNEAPOLIS, MN 55440-1299

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3	We encourage you to access and review all of the important information contained in the proxy materials before voting.
Investor Address Line 4
Investor Address Line 5
John Sample	See the reverse side of this notice to obtain proxy materials and voting instructions.
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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Shareholder Letter 3. Form 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow			XXXX XXXX XXXX	(located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
	1)	BY INTERNET:	www.proxyvote.com
	2)	BY TELEPHONE:	1-800-579-1639
	3)	BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow			XXXX XXXX XXXX	(located
on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 06, 2011 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow	XXXX XXXX XXXX
available and follow the instructions.
Internal Use
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.		Only

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Voting items
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors
	Nominees
01	F. Guillaume Bastiaens	02	Janet M. Dolan	03	Jeffrey Noddle	04	Ajita G. Rajendra

The Board of Directors recommends you vote FOR proposals 2 and 3

2.	Approval of amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 120,000,000 to 240,000,000.

3.	Non-binding advisory vote to approve the Compensation of our Named Executive Officers.

The Board of Directors recommends you vote FOR 3 YEARS on the following proposal:

4.	Non-binding advisory vote on the frequency of the advisory vote on the compensation of our Named Executive Officers.

The Board of Directors recommends you vote FOR the following proposal:

5.	Ratification of the appointment of PricewaterhouseCoopers LLP as Donaldson Company, Inc’s independent registered public accounting firm for the fiscal year ending July 31, 2012.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

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Reserved for Broadridge Internal Control Information

NAME

THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

Broadridge Internal Use Only

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